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                              D&K WHOLESALE DRUG, INC.
                      401(K) PROFIT SHARING PLAN AND TRUST
                                AMENDMENT NUMBER 2

                        RESOLUTION OF BOARD OF DIRECTORS

WHEREAS, D&K Wholesale Drug, Inc. (hereinafter called "Company"), established the D&K Wholesale Drug, Inc. 401(k) Profit Sharing Plan and Trust (hereinafter called the "Plan") effective January 1, 1995; and

WHEREAS, in accordance with Section 8.1 of the Plan, the Company by action of its Board of Directors is authorized to amend the Plan at any time; and

WHEREAS, the Company now deems it advisable to amend the Plan's eligibility requirements, the fiscal year of the Employer, and change the name of the Plan and Employer to reflect a corporate name change.

THEREFORE, BE IT RESOLVED that Section A1. of the adoption agreement shall be amended effective July 1, 1997 to read as follows:

    A1 D&K HEALTHCARE RESOURCES, INC. 401(K) PROFIT SHARING PLAN AND TRUST
       -------------------------------------------------------------------

THEREFORE, BE IT FURTHER RESOLVED that Section B1. of the adoption agreement shall be amended effective July 1, 1997 to read as follows:

    B1 Name of Employer D&K HEALTHCARE RESOURCES, INC.
                        ------------------------------

THEREFORE, BE IT FURTHER RESOLVED that Section B9 of the adoption agreement shall be amended effective July 1, 1997 to read as follows:

    B9 EMPLOYER FISCAL YEAR means the 12 consecutive month period:
       Commencing on a.   07      01  (e.g. January 1st) and
                        ------------
                        month    day
       ending on b.   06      30.
                     -----------
                     month   day

THEREFORE, BE IT FURTHER RESOLVED that Section D4b. of the adoption agreement shall be amended effective July 1, 1997 to read as follows:

    D4    CONDITIONS OF ELIGIBILITY (Plan Section 3.1)

          b.    SERVICE REQUIREMENT (may not exceed 1 year)

                1. ( ) None
                2. ( ) 1/2 Year of Service
                3. ( ) 1 Year of Service
                4. (x) Other 30 days
                             -------

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THEREFORE, BE IT FURTHER RESOLVED that Section D5f. of the adoption agreement shall be amended effective July 1, 1997 to read as follows:

    D5 EFFECTIVE DATE OF PARTICIPATION (Plan Section 3.2)

       An Eligible Employee shall become a Participant as of:

       f. (x) Other: Immediately upon attainment of the service requirement,
                     ------------------------------------------------------
                     provided that an Employee who has satisfied the maximum age and service requirement that are...

THEREFORE, BE IT FURTHER RESOLVED that Section E2d. of the adoption agreement shall be amended effective July 1, 1997 to read as follows:

    E2 SALARY REDUCTION ARRANGEMENT -- ELECTIVE CONTRIBUTION
       (Plan Section 11.2)

       d. (x) A Participant may elect to commence salary reductions as of the beginning of any payroll period (ENTER AT LEAST ONE DATE OR
              -----------------------------------
              PERIOD). A Participant may modify the amount of salary reductions as of 01/01, 04/01, 07/01, and 10/01 (ENTER AT LEAST ONE DATE OR
                    ------------------------------
              PERIOD).

                              CERTIFICATION
                              -------------

I, Martin D. Wilson, Secretary of D&K Healthcare Resources, Inc., a corporation duly organized and existing under the laws of the state of Missouri, hereby certify that the above is a true and correct copy of the resolution duly adopted on the 17th day of September, 1997, which resolution has not been subsequently rescinded or modified.

IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of the said corporation this 17th day of September, 1997.


                                                /s/ Martin D. Wilson
                                                ------------------------------
SEAL                                                      Secretary

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